SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) APRIL 29, 1999 PROSPECTUS

Effective the close of business on December 20, 1999, shares of Select Precious Metals and Minerals Portfolio will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on December 20, 1999.

PROPOSED REORGANIZATION. The Board of Trustees of Fidelity Select
Portfolios has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Select Precious Metals and
Minerals Portfolio and Select Gold Portfolio.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Select Precious Metals and Minerals Portfolio solely in exchange for the number of shares of Select Gold Portfolio equal in value to the relative net asset value of the outstanding shares of Select Precious Metals and Minerals Portfolio. Following such exchange, Select Precious Metals and Minerals Portfolio will distribute the Select Gold Portfolio shares to its shareholders pro rata, in liquidation of Select Precious Metals and Minerals Portfolio as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Select Precious Metals and Minerals Portfolio will be held on February 16, 2000, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Select Precious Metals and Minerals Portfolio will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Select Gold Portfolio.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about February 29, 2000. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Select Precious Metals and Minerals Portfolio shareholders fail to approve the Agreement, Select Precious Metals and Minerals Portfolio will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Select Precious Metals and Minerals Portfolio.

REGIONAL BANKS PORTFOLIO HAS CHANGED ITS NAME TO "BANKING PORTFOLIO." References in the Prospectus to "Regional Banks Portfolio" are each hereby replaced by "Banking Portfolio" and references to "Regional Banks" are each hereby replaced by "Banking."

The following information replaces similar information for "Banking Portfolio" found in the "Fund Summary" section on page P-15:

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

   The following information replaces similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page P-31:

   The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge and each stock fund's $7.50 redemption fee (trading fee).

The following information replaces the second paragraph for "Environmental Services Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page P-46:

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, manufacture or distribution of products, processes, or services related to waste management or pollution control. These companies may include, for example, companies involved in the transportation, treatment, or disposal of hazardous or other wastes; transforming waste into energy; recycling; and remedial projects such as groundwater and underground storage tank decontamination, asbestos cleanup, and emergency cleanup response. They may also include companies involved in the detection, analysis, evaluation, and treatment of both existing and potential environmental problems such as contaminated water, air pollution, and acid rain; companies that provide sanitation or filtration equipment or services; companies involved in the reduction of hazardous emissions or other pollution reduction or prevention efforts; and companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.

The following information replaces the second paragraph for "Banking Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section on page P-52:

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. These companies may include, for example, state chartered banks, savings and loan institutions, banks that are members of the Federal Reserve System, and U.S. institutions whose deposits are not insured by the federal government. In addition, these companies may offer merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page P-69:

Ramin Arani is an analyst and manager of Health Care, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Arani joined Fidelity as a research associate in 1992.

Steven Calhoun is manager of Retailing, which he has managed since August 1999. Mr. Calhoun joined Fidelity as a research analyst in 1994.

Matthew Fruhan is manager of Food and Agriculture, which he has managed since November 1999. Mr. Fruhan joined Fidelity in 1995 and became an equity analyst in 1999 after receiving his MBA from Harvard Business School in 1999.

Ian Gutterman is manager of Environmental Services, which he has managed since November 1999. Mr. Gutterman joined Fidelity as an equity analyst in 1999 after receiving his MBA from the University of Chicago.

Douglas Nigen is manager of Automotive, which he has managed since September 1999. Mr. Nigen joined Fidelity as a research analyst in 1997 after receiving his MBA from the University of Chicago.

Scott Offen is manager of Energy and Natural Resources, both of which he has managed since September 1999. He also manages another Fidelity fund. Since joining Fidelity in 1985, Mr. Offen has worked as a research analyst and portfolio manager.

Shep Perkins is an analyst and manager of Medical Delivery, which he has managed since August 1999. Mr. Perkins joined Fidelity as an equity research associate in 1997.

John Porter is manager of Consumer Industries, which he has managed since September 1999. He also manages another Fidelity fund. Mr.
Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago.

John Roth is manager of Utilities Growth, which he has managed since November 1999. Mr. Roth joined Fidelity as an equity analyst in 1999 after receiving his MBA from MIT Sloan School of Management in 1999.

Dylan Yolles is manager of Software and Computer Services, which he has managed since September 1999. Mr. Yolles joined Fidelity in 1997 as an equity analyst, after receiving a bachelor of arts degree in 1991 and an MBA in 1997, both from Stanford University.

Jonathan Zang is manager of Chemicals, which he has managed since
September 1999. Mr. Zang joined Fidelity in 1997 as an equity analyst, after receiving his MBA from the University of Chicago in 1997.
Previously, he was an investment officer with Hawaiian Trust Company, in Honolulu, from 1992 to 1995.

Christian Zann is an analyst and manager of Natural Gas, which he has managed since August 1999. Mr. Zann joined Fidelity as an equity research associate in 1996.

The following information replaces the fourth paragraph found under the heading "Fund Distribution" in the "Fund Services" section on page P-71:

Each stock fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.